EXHIBIT 10.30

                                                   Employee's name: Scott Cramer
                                                   Date:   August 18, 1998


                                    Amendment
                                       To
                              Employment Agreement


This Amendment ("Amendment"), dated as of the date set forth above, supplements and amends the Employment Agreement, dated July 1, 1997 ("Agreement"), by and among Superior Services, Inc., a Wisconsin corporation ("Company"), and the named executive set forth above ("Employee"). All defined terms used herein and not defined shall have the same meaning as in the Agreement.

Whereas, pursuant to Section 8 of the Agreement, the Executive and the Company desire to supplement and amend the Agreement as specifically set forth in this amendment.

Now, Therefore, in consideration of the foregoing and of the mutual covenants and agreements herein set forth, and for other valuable consideration, the parties hereto covenant and agree as follows:

       1. Section 2 of the Agreement is hereby amended and restated to read in its entirely as follows:

           2. TERM Subject only to the provisions of Section 4 of this Agreement, the term of the Employee's employment under this Agreement shall be for a term of two (2) years. The term of this Agreement shall be automatically extended for one additional year on each anniversary date of this Agreement unless, at least one (1) year prior to such anniversary date, either Employee or the Company shall have given written notice to the other that it does not wish to extend the Term. References herein to the Term shall refer to both the initial Term and any such extended Term.

       2. Section 4 of the Agreement is hereby amended and restated to read in its entirety as follow:

           4. TERMINATION

               4.1 Termination by the Company Defined

                   (a) Termination Without Cause. Subject to the provisions set forth in Paragraph 4.3 below, "Termination Without Cause" shall constitute any termination by the Company other than termination for "Cause" (as defined in Paragraph 4.1(b) below).

                   (b) Termination for Cause. Subject to the provisions set forth in Paragraph 4.3 below, during the Term, the Company shall have the right to terminate this Agreement for "Cause." For purposes of this Agreement, "Cause" shall mean (i) the willful and continued failure of Employee substantially to perform his or her duties (other than as a result of physical or mental illness) or (ii) upon a determination that the Employee (A) has engaged in willful fraud or defalcation involving funds or other assets of the Company, or (B) has been convicted of, or has pleaded nolo contendere to, a felony or any other crime involving moral turpitude.

                   (c) Termination by Reason of Death or Disability. Subject to the provisions set forth in Paragraph 4.3 below, during the Term, this Agreement shall terminate by reason of Employee's death or Permanent Disability. For purposes of this Agreement, "Permanent Disability" shall have the same definition as contained in the group long-term disability insurance policy maintained by the Company.

               4.2 Termination by Employee Defined

                   (a) Termination Other Than For Good Reason following a Change in Control. Subject to the provisions set forth in Paragraph 4.3 below, Employee shall have the

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right to terminate  this Agreement for any reason other than for Good Reason (as defined in Paragraph 4.2 (b) below), upon written notice delivered to the Company 30 days prior to the effective date of termination specified in such notice (which date shall be the applicable Early Termination Date).

                   (b) Good Reason Following a Change in Control. Following a Change in Control, "Good Reason" shall mean, without Employee's express written consent, a material breach of this Agreement by the Company, including the occurrence of any of the following circumstances, which breach is not fully corrected within 30 days after written notice thereof specifying the nature of such breach has been delivered to the Company:

                              (i) the assignment to Employee of any duties inconsistent with the position in the Company that Employee held immediately prior to the Change in Control, or an adverse alteration in the nature or status of Employee's responsibilities from those in effect immediately prior to such change;

                              (ii) a  substantial  change  in the  nature of the
               business operations of the Company;

                              (iii) a  reduction  by the  Company in  employee's
               Base Salary as in effect on the date hereof or as the same may be increased from time to time;

                              (iv) the  relocation  of the  Company's  principal
               executive offices to a location more than 25 miles from the Company's headquarters location immediately prior to the Change in Control, or the Company's requiring Employee to be based anywhere other than the Company's principal executive offices, except for required travel on the Company's business to an extent substantially consistent with Employee's business travel obligations immediately prior to the Change in Control;

                              (v) the failure by the Company to pay Employee any
               portion of his current compensation;

                              (vi) the  failure by the  Company to  continue  in
               effect any compensation plan in which Employee participates immediately prior to the Change in Control which is material to Employee's total compensation, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue the Employee's participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of participation relative to other participants, as existed at the time of the Change in Control;

                              (vii) the  failure by the  Company to  continue to
               provide Employee with benefits substantially similar to those under any of the Company's medical, health and accident, or disability plans in which Employee was participating at the time of the Change in Control, the taking of any action by the Company which would directly or indirectly materially reduce any of such benefits or deprive Employee of any material fringe benefit enjoyed by him or her at the time of the Change in Control, or the failure by the Company to provide Employee with the number of paid vacation days to which he or she is entitled on the basis of years of service with the Company in accordance with Company's normal vacation policy in effect at the time of the Change in Control or pursuant to Employee's existing employment agreement, if any; or

                              (viii) the failure of the Company to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement.

       Notwithstanding the above, during the one-year period immediately following the occurrence of a Change in Control, "Good Reason" shall mean termination of employment by the Employee for any reason other than death or Permanent Disability.

       Employee's right to terminate Employee's employment for Good Reason shall not be affected by Employee's incapacity due to physical or mental illness. Employee's continued employment shall not


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constitute  consent to, or a waiver of rights with respect to, any  circumstance constituting Good Reason hereunder.

               4.3 Effect of Termination. In the event that this Agreement is terminated by the Company or Employee during the Term in accordance with the provisions of this Paragraph 4, the obligations and covenant of the parties under this Paragraph 4 shall be of no further force and effect, except for (i) the obligations of the parties set forth below in this Paragraph 4.3, and (ii) the provisions of Paragraph 5 below. Except as otherwise specifically set forth, all amounts due upon termination shall be payable on the date such amounts would otherwise have been paid had this Agreement continued through the Term.

       In the event of any such early termination in accordance with the provisions of this Paragraph 4.3, employee shall be entitled to the following:

                   (a) Termination by the Company

                              (i) Termination Without Cause. In the event that the Company terminates this Agreement without Cause pursuant to paragraph 4.1(a) above, Employee shall be entitled to (i) Earned Base Salary (as defined below) through the Early Termination Date; (ii) earned benefits and reimbursable expenses through the Early Termination Date; (iii) any earned bonus which Employee has been awarded pursuant to the terms of this Agreement or any other plan or arrangement as of the Early Termination Date, but which has not been received by Employee as of such date; and (iv) the Severance Payment (as defined in Paragraph 4.4 below).

                              (ii) Termination For Cause. In the event that the Company terminates this Agreement for Cause pursuant to paragraph 4.1(b) above, Employee shall be entitled to (i) Earned Base Salary through the Early Termination Date; (ii) any earned bonus which Employee has been awarded pursuant to the terms of this Agreement or any other plan or arrangement as of the Early Termination Date, but which has not been received by Employee as of such date; and (iii) earned benefits and reimbursable expenses through the Early Termination Date. Employee shall not be entitled to any future annual bonus or Severance Payment.

                              (iii)   Termination  Due  to  Death  or  Permanent
               Disability. In the event that the Company terminates the Agreement by reason of employee's death or Permanent Disability pursuant to Paragraph 4.1(c) above, Employee shall be entitled to
               (i) Earned Base Salary through the Early Termination Date; (ii) earned benefits and reimbursable expenses through the Early Termination Date; and (iii) any earned bonus which Employee has been awarded pursuant to the terms of this Agreement or any other plan or arrangement as of the Early Termination Date, but which has not been received by Employee as of such date.

                   (b) Termination by Employee

                              (i) Termination Other Than For Good Reason. In the
               event that Employee terminates this Agreement other than for Good Reason, employee shall be entitled to (i) Earned Base Salary through the Early Termination Date; (ii) any earned bonus which Employee has been awarded pursuant to the terms of this Agreement or any other plan or arrangement as of the Early Termination Date, but which has not been received by Employee as of such date; and (iii) earned benefits and reimbursable expenses through the Early Termination Date. Employee shall not be entitled to any future annual bonus or Severance payment.

                              (ii) Termination For Good Reason. In the event that Employee terminates the Agreement for Good Reason employee shall be entitled to (i) Earned Base Salary through the Early Termination Date; (ii) earned benefits and reimbursable expenses through the Early Termination Date; (iii) any earned bonus which Employee has been awarded pursuant to the terms of this Agreement or any other plan or arrangement as of the Early Termination Date, but which has not been received by Employee as of such date; and (iv) the Severance Payment.

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       The term "Earned Base Salary" shall mean all semimonthly  installments of the Base Salary which have become due and payable to Employee, together with any partial monthly installment prorated on a daily basis up to and including the applicable Early Termination Date.

               4.4 Severance Payment

                   (a) Definition of Severance Payment. For purposes of this Agreement, the term "Severance Payment" shall mean an amount equal to the sum of the Base Salary otherwise payable to Employee during the remainder of the Term had such early termination of the Agreement not occurred ("Severance Period"); provided, however, that in the event that, following a Change in Control, the Company terminates this Agreement without Cause pursuant to Paragraph 4.1(a) above or Employee terminates this Agreement for Good Reason pursuant to Paragraph 4.2(b) above, the term "Severance Payment" shall mean an amount equal to two (2) times Employee's Base Salary then in effect.

                   (b) Payment of Severance Payment. In the event that Employee is entitled to any Severance Payment pursuant to Paragraph 4.3 above, that portion of such Severance Payment that represents Base Salary shall be payable in monthly installments, and that portion of such Severance Payment that represents the earned bonus, if any, shall be Payable on the dates such amounts would have been paid had Employee continued in the Company's employment for the Severance Period; provided, however, that in the event of a Termination
Following a Change in Control (as defined in Paragraph 4.4(e) below, the Severance Payment shall be payable in a lump sum within ten days following such termination.

                   (c) Full Settlement of All Obligations. Employee hereby acknowledges and agrees that any Severance Payment paid to Employee hereunder shall be deemed to be in full and complete settlement of all obligations of the Company under this Agreement.

                   (d) Change in Control. For purposes of this Agreement, "Termination Following a Change in Control" shall mean a termination of Employee's employment with the Company following a "Change in Control" by Employee for Good Reason or by the Company other than for Cause. A "Change in Control" shall be deemed to have occurred if, at any time after the date hereof during the Term:

                              (i) Any  Person,  as such term is used in  section
               3(a)(9) of the Securities Exchange Act of 1934 as amended from time to time (the "Exchange Act"), as modified and used in sections 13(d) and 14(d) thereof (other than (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, or (E) a person or group as used in Rule 13d-1(b) under the Exchange Act, that is or becomes the Beneficial Owner, as such term is defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Company and is entitled to file on Schedule 13G or any successor form with respect to such securities becomes the Beneficial Owner of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 25% or more of the combined voting power of the Company's then outstanding securities; or

                              (ii) The following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, as of immediately after August 18, 1998, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who either were directors as of immediately after August 18, 1998 or whose appointment, election or nomination for election was previously so approved or recommended; or

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                              (iii)   There   is   consummated   a   merger   or
               consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by
               remaining   outstanding   or  by  being   converted  into  voting
               securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 51% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities acquired directly from the Company or its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 25% or more of the combined voting power of the Company's then outstanding securities; or

                              (iv) The  stockholders  of the  Company  approve a
               plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 51% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale."

       3. Except as specifically set forth above, all other terms and conditions of the Agreement shall continue in full force and effect, unaffected by this Amendment. This Amendment shall be effective for all purposes as of the date first written above.

       In Witness Whereof, the Employee and the Company have set their hands hereto as of the date above.


                                        Superior Services, Inc.
Employee:
                                        By:________________________________
__________________________________         G.W. "Bill" Dietrich
Scott Cramer                               President and Chief Executive Officer



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                                                   Employee's name: Scott Cramer
                                                   Date:  November 24, 1998


                                 Amendment No. 2
                                       To
                              Employment Agreement


This Amendment ("Amendment"), dated as of the date set forth above, supplements and amends the Employment Agreement, dated July 1, 1997 as amended ("Agreement"), by and among Superior Services, Inc., a Wisconsin corporation ("Company"), and the named key management employee set forth above ("Employee"). All defined terms used herein and not defined shall have the same meaning as in the Agreement.

Whereas, pursuant to Section 8 of the Agreement, the Employee and the Company desire to supplement and amend the Agreement as specifically set forth in this amendment.

Now, Therefore, in consideration of the foregoing and of the mutual covenants and agreements herein set forth, and for other valuable consideration, the parties hereto covenant and agree as follows:

       1. Section 4.4 (a) of the Agreement is amended and restated to read as follows:

                   "(a) Definition of Severance Payment... provided, however, that in the event that, following a Change in Control, the Company terminates this Agreement without Cause pursuant to Paragraph 4.1(a) above or Employee terminates this Agreement for Good Reason pursuant to Paragraph 4.2(b) above, the term "Severance Payment" shall mean an amount equal to two (2) times Employee's Base Salary and annualized auto allowance then in effect." (amended language is italicized for reference)

       2. Section 4 of the Agreement is amended to add the following  subsection
(e):

                   "(e) Acceleration of Stock Options. Immediately upon a Change in Control of the Company, all awards granted to the Employee and then outstanding under the Company's stock option and incentive compensation plans
("Options") that are not then exercisable by their terms automatically will become immediately exercisable and fully vested for the remainder of their stated terms. In addition, for a period of thirty (30) days following such Change in Control of the Company, the Employee shall have the right to terminate the Options and to receive a lump-sum payment, in cash, equal to the product of
(a) the excess of (x) the per-unit fair market value of the securities underlying the Options, over (y) the per-unit exercise price of such Options, and (b) the number of units of such securities covered by the Options. For purposes of the preceding sentence, the "fair market value" of securities shall be based on the highest of (i) the per-unit closing sale price of the securities underlying the Options, as reported on a national securities exchange or by the Nasdaq Stock Market, on the execution date of the agreement pursuant to which the Change in Control of the Company is effected, (ii) the per-unit closing sale price of the securities underlying the Options, as reported on a national securities exchange or by the Nasdaq Stock Market, on the effective date of the transaction constituting a Change in Control of the Company, and (iii) the highest per-unit price for such securities actually paid in connection with such Change in Control of the Company. Notwithstanding the foregoing, if the exercise of any right granted pursuant to this Section 4(e) would make a transaction constituting a Change in Control of the Company ineligible for pooling of interests accounting under APB No. 16 which, but for this Section 4(e), would otherwise be eligible for such accounting treatment, the Board of Directors of the Company shall have the ability to substitute


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for the cash payable pursuant to this Section 4(e) securities of the Company (or of the other entity surviving the transaction constituting the Change in Control of the Company, or its parent corporation, if applicable) having a fair market value equal to the cash that would otherwise be payable hereunder. For purposes of the preceding sentence, the "fair market value" of securities shall be based on the lower of (i) the average closing bid price of such securities for the ten
(10) trading days prior to the execution date of the agreement pursuant to which the Change in Control of the Company is effected, and (ii) the average of the closing bid price of such securities for the ten (10) trading days prior to the effective date of the transaction constituting a Change in Control of the Company, in each case as such closing bid prices are reported on a national securities exchange or by the Nasdaq Stock Market".

       3. Except as specifically set forth above, all other terms and conditions of the Agreement shall continue in full force and effect, unaffected by this Amendment. This Amendment shall be effective for all purposes as of the date first written above.

       In Witness Whereof, the Employee and the Company have set their hands hereto as of the date above.

                                       Superior Services, Inc.
Employee:
                                       By:________________________________
_______________________________           G.W. "Bill" Dietrich
Scott Cramer                              President and Chief Executive Officer